Supplement, dated June 21, 2005, to the Prospectus, dated May 2, 2005, of

Seligman High Income Fund Series (the “Series”)

on behalf of its

Seligman High-Yield Bond Series (the “Fund”)

On June 20, 2005, the Board of Trustees of the Series approved the proposals summarized below. Each of these proposals is subject to shareholder approval. A special meeting of shareholders to vote on such proposals has been scheduled for September 27, 2005. A proxy statement regarding such proposals will be mailed as soon as is practicable to shareholders of record as of July 5, 2005.

I.	Investment Objective and Fundamental Strategy of the Fund

The Board approved, and the shareholders of the Fund will be asked to approve, a change to the Fund’s investment objective as follows:

Current Investment Objective	Proposed Investment Objective
To produce maximum current income	The Fund seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management

In connection with the change in objective, shareholders will be asked to approve the elimination of the following fundamental strategy:

[E]xcept for temporary defensive purposes, [the Fund will] invest at least 80% of the value of its total assets in high-yielding, income-producing corporate bonds.

Instead, the Fund would adopt the following investment strategy, which would not be fundamental and could be changed by the Board without shareholder approval:

The Fund invests 80% of its net assets in non-investment grade, high-yield securities (“High-Yield Securities”). Generally, High-Yield Securities (many of which are commonly known as “junk bonds”) carry non-investment grade ratings (Ba or below by Moody’s Investors Service or BB or below by Fitch Ratings or Standard & Poor’s Rating Services) or are securities deemed to be below investment grade by the investment manager’s high-yield team (the “High-Yield Team”).

These changes would permit the Fund to take the potential for capital appreciation into account in selecting investments. Currently, the Fund is required to consider only the income potential of a security. While income would remain the principal consideration, capital appreciation would be permitted as a secondary consideration.

The new strategy would also permit the Fund to invest in a broad array of securities, including:

•	Senior and subordinated corporate debt obligations of both U.S. and non-U.S. issuers (including debentures);
•	Mortgage and other asset-backed securities;
•	Capital appreciation bonds, including zero-coupon and pay-in-kind securities;
•	Convertible securities, preferred stock, structured securities and loan participations;
•	Municipal securities;
•	Obligations of foreign governments;
•	Securities that are rated in default by a nationally recognized statistical rating organization;
•	Repurchase agreements relating to the above instruments;
•	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in High-Yield Securities; and
•	Restricted securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

In the event such changes are approved by shareholders, the name of the Fund would be changed to “Seligman High-Yield Fund.” The name change does not require shareholder approval.

II.	Fundamental Restrictions of the Fund

The Board has approved, and the shareholders of the Funds will be asked to approve, the amendment or elimination of certain fundamental restrictions of the Fund. The proposed revisions can generally be described in one of three ways: (i) fundamental restrictions that the Board recommends amending, (ii) fundamental restrictions that the Board recommends eliminating because it has adopted a similar non-fundamental restriction, and (iii) fundamental restrictions that Board recommends eliminating. Non-fundamental restrictions may be adopted and changed by the Board without shareholder action. The Manager does not currently plan to make material modifications to the Fund’s investment program as a result of these changes if Fund shareholders approve them. However, if shareholders approve changes to the Fund’s policy with respect to investment in commodities and commodity contracts, the Manager would expect to seek Board approval for the Fund to utilize certain futures contracts and potentially other types of derivative instruments if appropriate hedging or investment opportunities arise.

Supplement, dated June 21, 2005, to the Prospectus, dated May 2, 2005,

of

Seligman High Income Fund Series (the “Series”)

on behalf of its

Seligman U.S. Government Securities Series (the “Fund”)

On June 20, 2005, the Board of Trustees of the Series approved the proposals summarized below. Each of these proposals is subject to shareholder approval. A special meeting of shareholders to vote on such proposals has been scheduled for September 27, 2005. A proxy statement regarding such proposals will be mailed as soon as is practicable to shareholders of record as of July 5, 2005.

I.	Investment Objective and Fundamental Strategy of the Fund

The Board approved, and the shareholders of the Fund will be asked to approve, a change to the Fund’s investment objective as follows:

Current Investment Objective	Proposed Investment Objective
High current income	Provide a high level of current income consistent with prudent investment risk

In connection with the change in objective, shareholders will be asked to approve the elimination of the following fundamental strategy of the Fund:

[E]xcept for temporary defensive purposes, [the Fund] will invest at least 80% of its total assets in direct obligations of the U.S. Treasury, such as Treasury Bills, Treasury Notes and Treasury Bonds, and in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”) which are backed by the full faith and credit of the U.S. Government and have maturities greater than one year at the date of purchase by the Fund.

The fundamental strategy would be replaced with a non-fundamental strategy (i.e., one that may be changed by the Board of Trustees without shareholder approval) as follows:

The Fund will invest at least 80% of its net assets in U.S. Government Securities, which are debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or a government sponsored enterprise.

The principal effect of these changes would be to permit the Fund to invest more than 20% of its net assets in securities issued by U.S. government agencies and government sponsored enterprises that are not backed by the full faith and credit of the U.S. government.

In the event such changes are approved by shareholders, the name of the Fund will be changed to “Seligman U.S. Government Securities Fund.” The name change does not require shareholder approval.

II.	Fundamental Restrictions of the Fund

The Board has approved, and the shareholders of the Funds will be asked to approve, the amendment or elimination of certain fundamental restrictions of the Fund. The proposed revisions can generally be described in one of three ways: (i) fundamental restrictions that the Board recommends amending, (ii) fundamental restrictions that the Board recommends eliminating because it has adopted a similar non-fundamental restriction, and (iii) fundamental restrictions that Board recommends eliminating. Non-fundamental restrictions may be adopted and changed by the Board without shareholder action. The Manager does not currently plan to make material modifications to the Fund’s investment program as a result of these changes if Fund shareholders approve them. However, if shareholders approve changes to the Fund’s policy with respect to investment in commodities and commodity contracts, the Manager would expect to seek Board approval for the Fund to utilize certain futures contracts and potentially other types of derivative instruments if appropriate hedging or investment opportunities arise.